Exhibit 99

Jason Industries, Inc. Names Brian K. Kobylinski President and Chief Executive Officer

MILWAUKEE, Nov. 18, 2016 (GLOBE NEWSWIRE) -- Jason Industries, Inc. (NASDAQ:JASN) (NASDAQ:JASNW) (“Jason” or “the Company”), today announced Mr. Brian K. (“Koby”) Kobylinski will transition to the role of President and Chief Executive Officer, effective December 1, 2016, consistent with the Company’s planned succession process. Mr. Jeffry N. Quinn will remain Chairman of the board of directors.

“Since joining Jason earlier this year, Koby has been aggressively addressing the operational issues within the organization, strengthening our relationships with key customers and driving cost synergies across our businesses,” said Quinn. “We recruited Koby knowing he had the experience, skills and leadership ability to be our next chief executive officer. I have seen the positive impact he has had within the organization, and have full confidence in his ability to lead Jason to achieve its full potential.”

“We appreciate Jeff’s willingness to lead Jason during this past year of transition and his ongoing commitment to supporting the actions necessary to position Jason for its best future. His high-caliber leadership, significant personal investment and commitment to Jason’s long-term success will continue to serve the Company well,” said Mitchell Quain, lead independent director of Jason.

Prior to joining Jason, Mr. Kobylinski served as Executive Vice President, Energy Segment and China for Actuant Corporation based in Milwaukee. During his 23 years with Actuant, Kobylinski progressed through a number of management roles, including Vice President - Industrial and Energy Segments, Vice President – Business Development and Global Business Leader – Hydratight. Mr. Kobylinski received his masters of business administration from the University of Wisconsin - Madison and his bachelors of art from St. Norbert College.

About Jason Industries, Inc.
The Company is the parent company to a global family of manufacturing leaders within the seating, finishing, components and automotive acoustics markets, including DRONCO (Wunsiedel,Germany), Janesville Acoustics (Southfield, Mich.), Metalex (Libertyville, Ill.), Milsco (Milwaukee, Wis.), Osborn (Richmond, Ind.and Burgwald,Germany) and Sealeze (Richmond, Va.). Headquartered inMilwaukee, Wis., Jason employs more than 4,400 people in 14 countries. To learn more, please visit www.jasoninc.com.

Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “guidance,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the Company’s businesses are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. Such factors include, but are not limited to, the level of demand for the Company’s products; competition in the Company’s markets; the Company’s ability to grow and manage growth profitably; the Company’s ability to access additional capital; changes in applicable laws or regulations; the Company’s ability to attract and retain qualified personnel; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and other risks and uncertainties identified in the Company’s most recent Annual Report on Form 10-K, as such may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual results and cause them to differ materially from those anticipated in the forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contacts
Media: Melissa Zona
636.751.4057
mzona@jasoninc.com

Investors: Chad Paris
414.277.2007
investors@jasoninc.com